Exhibit 99.1

SOUTHWEST GAS HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On December 15, 2022, Southwest Gas Holdings, Inc (the “Company”) issued a press release announcing the decision of its Board of Directors to pursue a spin-off of Centuri Group, Inc., a wholly owned subsidiary of the Company, into a standalone independent public company (the “Spin-off”). The Spin-off is expected to be completed in the fourth quarter of 2023 or the first quarter of 2024, subject to certain approvals.

On February 14, 2023, the Company completed its previously announced sale of all of the equity interests in MountainWest Pipelines Holding Company (“MountainWest”) pursuant to the terms of that certain Purchase and Sale Agreement (the “Purchase Agreement”), dated as of December 14, 2022, by and between the Company, MountainWest, and Williams Partners Operating LLC, a wholly owned subsidiary of The Williams Companies, Inc. (“Williams”) (collectively, the “Sale”). Pursuant to the terms of the Purchase Agreement, the total consideration received from the Sale was $1.5 billion in total enterprise value. Net proceeds from the Sale were used to repay $1.075 billion of the Company’s $1.15 billion term loan (the “Repayment”). Collectively, the Spin-off, the Sale and the Repayment are referred to as the “Transactions.”

No assurance is given that the Spin-off will be consummated on the contemplated terms or at all. Although the Spin-Off transaction structure has not been finalized, the ultimate transaction structure will not materially impact the pro forma financial information presented herein. Furthermore, for purposes of preparing the pro forma financial statements, we have concluded that the completion of the Spin-off is probable.

The Unaudited Pro Forma Combined Balance Sheet as of December 31, 2022 has been prepared to give effect of the Transactions as if they had occurred on December 31, 2022.

The Unaudited Pro Forma Combined Statements of Income for the years ended December 31, 2022, 2021, and 2020 have been prepared to give effect to the Spin-off as if it occurred on January 1, 2020, and to give effect to the Sale and Repayment as if they occurred on January 1, 2022.

The Unaudited Pro Forma Combined Financial Information presented is based on available information using assumptions the Company believes are reasonable. The Unaudited Pro Forma Combined Financial Information and related notes are provided for illustrative purposes only and do not purport to represent the Company’s actual financial position or results of operations had the Transactions occurred on the dates indicated, nor do they project the Company’s results of operations or financial position for any future period or date. The Unaudited Pro Forma Combined Financial Information does not consider any cost savings, operating synergies or dis-synergies, or additional costs that may be incurred to achieve any such synergies, or otherwise incurred after completing the Transactions. The Company has made certain estimates reflected in the Unaudited Pro Forma Combined Financial Information with respect to expected transaction costs and tax impacts of the Spin-off. The Company believes its current estimates provide a reasonable basis of presenting the significant effects of the Transactions. However, the estimates and assumptions are subject to change as additional information becomes available. As such, the actual results reported by the Company in periods following the Transactions may differ materially from the Unaudited Pro Forma Combined Financial Information.

Under the terms of the Purchase Agreement, the Company is obligated, for a period of four years following the closing of the sale of MountainWest, to indemnify Williams and MountainWest for any damages and liabilities resulting from an ongoing rate case (“Section 5 Rate Case”) before the Federal Energy Regulatory Commission, including any reduction to the current applicable rate, up to a cap of $75 million. Williams has agreed that it will not enter into any settlement of the Section 5 Rate Case that will result in any damages being paid by the Company under such indemnity without the prior written consent of the Company, which consent shall not be unreasonably withheld. The range of loss, if any, that could result from this matter cannot currently be estimated and is therefore, not included in the Unaudited Pro Forma Combined Financial Information.

This Unaudited Pro Forma Combined Financial Information should be read in conjunction with the historical consolidated financial statements and accompanying notes included in the audited consolidated financial statements of the Company as of and for the year ended December 31, 2022, contained in the Form 10-K filed on February 28, 2023, as well as the Purchase Agreement, which is attached as Exhibit 2.1 to the Form 8-K filed on December 15, 2022.

SOUTHWEST GAS HOLDINGS, INC.

Unaudited Pro Forma Combined Balance Sheet

As of December 31, 2022

(In millions)

	Historical Southwest Gas Holdings, Inc.	Spin-off of Centuri (Note 2)		Subtotal	Sale of MountainWest Pipelines (Note 3)		Pro Forma Southwest Gas Holdings, Inc.
ASSETS
Regulated operations plant:
Gas plant	$9,453.9	$—		$9,453.9	$—		$9,453.9
Less: accumulated depreciation	(2,674.2)	—		(2,674.2)	—		(2,674.2)
Construction work in progress	244.8	—		244.8	—		244.8

Net regulated operations plant	7,024.5	—		7,024.5	—		7,024.5

Other property and investments	1,281.2	(1,110.2)	(A)	171.0	—		171.0

Current Assets
Cash and cash equivalents	123.1	(64.0)	(A)	18.6	1,080.7	(C)	24.3
		(40.5)	(B)		(1,075.0)	(D)
Accounts receivable, net of allowances	866.2	(632.1)	(A)	234.1	—		234.1
Accrued utility revenue	88.1	—		88.1	—		88.1
Income taxes receivable, net	8.7	(6.7)	(A)	2.0	—		2.0
Deferred purchased gas costs	450.1	—		450.1	—		450.1
Prepaids and other current assets	433.9	(30.7)	(A)	403.2	(5.8)	(F)	397.4
Current assets held for sale	1,737.5	—		1,737.5	(1,743.3)	(E)	—
					5.8	(F)

Total current assets	3,707.6	(774.0)		2,933.6	(1,737.6)		1,196.0

Noncurrent assets:
Goodwill	787.3	(776.1)	(A)	11.2	—		11.2
Deferred income taxes	0.1	—		0.1	—		0.1
Deferred charges and other assets	395.9	(22.5)	(A)	373.4	—		373.4

Total noncurrent assets	1,183.3	(798.6)		384.7	—		384.7

Total assets	$13,196.6	$(2,682.8)		$10,513.8	$(1,737.6)		$8,776.2

CAPITALIZATION AND LIABILITIES
Capitalization:
Common stock	$68.7	$—		$68.7	$—		$68.7
Additional paid-in capital	2,287.2	(664.6)	(A)	1,622.6	1,080.7	(C)	1,589.4
					(1,099.1)	(E)
					(123.6)	(E)
					18.7	(E)
					90.1	(G)
Accumulated other comprehensive loss, net	(44.2)	6.0	(A)	(38.2)	—		(38.2)
Retained earnings	747.1	91.3	(A)	797.9	(2.4)	(D)	795.5
		(40.5)	(B)

Total equity	3,058.8	(607.8)		2,451.0	(35.6)		2,415.4

Redeemable noncontrolling interests	159.3	(159.3)	(A)	—	—		—
Long-term debt, less current maturities	4,403.3	(1,152.0)	(A)	3,251.3	—		3,251.3

Total capitalization	7,621.4	(1,919.1)		5,702.3	(35.6)		5,666.7

Current liabilities:
Current maturities of long-term debt	44.6	(44.6)	(A)	—	—		—
Notes payable	1,542.8	—		1,542.8	(1,072.6)	(D)	470.2
Short-term debt	662.0	(160.9)	(A)	501.1	—		501.1
Customer deposits	51.2	—		51.2	—		51.2
Accrued general taxes	67.1	—		67.1	—		67.1
Income taxes payable, net	2.7	(2.7)	(A)	—	—		—
Accrued interest	38.6	(8.1)	(A)	30.5	—		30.5
Other current liabilities	369.7	(209.3)	(A)	160.4	—		160.4
Current liabilities held for sale	644.2	—		644.2	(644.2)	(E)	—

Total current liabilities	3,422.9	(425.6)		2,997.3	(1,716.8)		1,280.5

Deferred income taxes and other credits:
Deferred income taxes and investment tax credits, net	682.1	(150.1)	(A)	532.0	123.6	(E)	546.8
					(18.7)	(E)
					(90.1)	(G)
Accumulated removal costs	445.0	—		445.0	—		445.0
Other deferred credits and other long-term liabilities	1,025.2	(188.0)	(A)	837.2	—		837.2

Total deferred income taxes and other	2,152.3	(338.1)		1,814.2	14.8		1,829.0

Total capitalization and liabilities	$13,196.6	$(2,682.8)		$10,513.8	$(1,737.6)		$8,776.2

See accompanying notes to the Unaudited Pro Forma Combined Financial Information

SOUTHWEST GAS HOLDINGS, INC.

Unaudited Pro Forma Combined Statement of Income

For the Year Ended December 31, 2022

(In millions, except share-related amounts)

	Historical Southwest Gas Holdings, Inc.	Spin-off of Centuri (Note 2)		Subtotal	Sale of MountainWest Pipelines (Note 3)		Pro Forma Southwest Gas Holdings, Inc.
Operating revenues:
Regulated operations revenues	$2,199.7	$—		$2,199.7	$(264.6)	(K)	$1,935.1
Utility Infrastructure services revenues	2,760.3	(2,760.3)	(H)	—	—		—

Total operating revenues	4,960.0	(2,760.3)		2,199.7	(264.6)		1,935.1

Operating expenses:
Net cost of gas sold	799.1	—		799.1	(9.8)	(K)	789.3
Operations and maintenance	636.8	1.5	(H)	638.3	(95.8)	(K)	542.5
Depreciation and amortization	470.4	(155.4)	(H)	315.0	(52.1)	(K)	262.9
Taxes other than income taxes	93.4	—		93.4	(10.2)	(K)	83.2
Utility infrastructure services expenses	2,529.3	(2,529.3)	(H)	—	—		—
Goodwill impairment and cost to sell	455.4	—		455.4	(449.6)	(K)	5.8

Total operating expenses	4,984.4	(2,683.2)		2,301.2	(617.5)		1,683.7

Operating income (loss)	(24.4)	(77.1)		(101.5)	352.9		251.4

Other income and (expenses):
Net interest deductions	(242.8)	61.4	(H)	(181.4)	18.2	(K)	(122.2)
					2.9	(L)
					38.1	(M)
Other income (deductions), net	(6.2)	0.9	(H)	(5.3)	(2.1)	(K)	(7.4)

Total other income and (expenses)	(249.0)	62.3		(186.7)	57.1		(129.6)

Income (loss) before income taxes	(273.4)	(14.8)		(288.2)	410.0		121.8
Income tax expense (benefit)	(75.7)	(5.7)	(H)	(81.7)	89.7	(K)	16.4
		(0.3)	(J)		8.4	(N)

Income (loss) from continuing operations, including noncontrolling interests	(197.7)	(8.8)		(206.5)	311.9		105.4
Income from continuing operations attributable to noncontrolling interests	5.6	(5.6)	(H)	—	—		—

Income (loss) from continuing operations attributable to Southwest Gas Holdings, Inc.	$(203.3)	$(3.2)		$(206.5)	$311.9		$105.4

Earnings (loss) per share:
Basic	$(3.10)						$1.61

Diluted	$(3.10)						$1.60

Weighted average shares:
Basic	65,558						65,558
Diluted	65,558						65,715

See accompanying notes to the Unaudited Pro Forma Combined Financial Information.

SOUTHWEST GAS HOLDINGS, INC.

Unaudited Pro Forma Combined Statement of Income

For the Year Ended December 31, 2021

(In millions, except share-related amounts)

	Historical Southwest Gas Holdings, Inc.	Spin-off of Centuri (Note 2)		Pro Forma Southwest Gas Holdings, Inc.
Operating revenues:
Regulated operations revenues	$1,521.8	$—		$1,521.8
Utility Infrastructure services revenues	2,158.7	(2,158.7)	(H)	—

Total operating revenues	3,680.5	(2,158.7)		1,521.8

Operating expenses:
Net cost of gas sold	430.9	—		430.9
Operations and maintenance	473.2	1.0	(H)	474.2
Depreciation and amortization	371.0	(117.6)	(H)	253.4
Taxes other than income taxes	80.3	—		80.3
Utility infrastructure services expenses	1,955.5	(1,955.5)	(H)	—

Total operating expenses	3,310.9	(2,072.1)		1,238.8

Operating income	369.6	(86.6)		283.0

Other income and (expenses):
Net interest deductions	(119.2)	21.0	(H)	(98.2)
Other income (deductions), net	(3.5)	(1.1)	(H)	(4.6)

Total other income and (expenses)	(122.7)	19.9		(102.8)

Income before income taxes	246.9	(66.7)		180.2
Income tax expense (benefit)	39.6	(18.8)	(H)	20.6
		(0.2)	(J)

Income (loss) from continuing operations, including noncontrolling interests	207.3	(47.7)		159.6
Income from continuing operations attributable to noncontrolling interests	6.4	(6.4)	(H)	—

Income (loss) from continuing operations attributable to Southwest Gas Holdings, Inc.	$200.9	(41.3)		$159.6

Earnings per share:
Basic	$3.39			$2.70

Diluted	$3.39			$2.69

Weighted average shares:
Basic	59,145			59,145
Diluted	59,259			59,259

See accompanying notes to the Unaudited Pro Forma Combined Financial Information.

SOUTHWEST GAS HOLDINGS, INC.

Unaudited Pro Forma Combined Statement of Income

For the Year Ended December 31, 2020

(In millions, except share-related amounts)

	Historical Southwest Gas Holdings, Inc.	Spin-off of Centuri (Note 2)		Pro Forma Southwest Gas Holdings, Inc.
Operating revenues:
Regulated operations revenues	$1,350.6	$—		$1,350.6
Utility Infrastructure services revenues	1,948.3	(1,948.3)	(H)	—

Total operating revenues	3,298.9	(1,948.3)		1,350.6

Operating expenses:
Net cost of gas sold	342.8	—		342.8
Operations and maintenance	408.1	1.0	(H)	409.1
Depreciation and amortization	332.0	(96.7)	(H)	235.3
Taxes other than income taxes	63.5	—		63.5
Utility infrastructure services expenses	1,729.4	(1,729.4)	(H)	—

Total operating expenses	2,875.8	(1,825.1)		1,050.7

Operating income	423.1	(123.2)		299.9

Other income and (expenses):
Net interest deductions	(111.5)	9.3	(H)	(102.2)
Other (deductions) income, net	(6.8)	0.2	(H)	(49.0)
		(42.4)	(I)

Total other income and (expenses)	(118.3)	(32.9)		(151.2)

Income before income taxes	304.8	(156.1)		148.7
Income tax expense (benefit)	65.8	(31.1)	(H)	34.5
		(0.2)	(J)

Income (loss) from continuing operations, including noncontrolling interests	239.0	(124.8)		114.2
Income from continuing operations attributable to noncontrolling interests	6.7	(6.7)	(H)	—

Income (loss) from continuing operations attributable to Southwest Gas Holdings, Inc.	$232.3	$(118.1)		$114.2

Earnings per share:
Basic	$4.15			$2.04

Diluted	$4.14			$2.04

Weighted average shares:
Basic	55,998			55,998
Diluted	56,076			56,076

See accompanying notes to the Unaudited Pro Forma Combined Financial Information.

Note 1. Basis of Pro Forma Presentation

The accompanying Unaudited Pro Forma Combined Financial Information was prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The historical financial statements of the Company have been adjusted to give effect to transaction accounting adjustments that are necessary to account for the Transactions.

The Unaudited Pro Forma Combined Balance Sheet as of December 31, 2022 has been prepared to give effect of the Transactions as if they had occurred on December 31, 2022.

The Unaudited Pro Forma Combined Statements of Income for the years ended December 31, 2022, 2021 and 2020 have been prepared to give effect to the Spin-off as if it occurred on January 1, 2020, and to give effect to the Sale and the Repayment as if they occurred on January 1, 2022.

Note 2. Centuri Adjustments

Unaudited Pro Forma Combined Balance Sheet Adjustments as of December 31, 2022

(A) - Reflects the removal of historical balances of assets and liabilities of Centuri from the Company.

(B) - Reflects the payment of $40.5 million of additional transaction costs estimated to be incurred by the Company subsequent to December 31, 2022. These transaction costs are preliminary estimates. The final amounts and the resulting effect on the Company’s financial position may differ significantly.

Unaudited Pro Forma Combined Statements of Income Adjustments for the Years Ended December 31, 2022, 2021, and 2020

(H) - Reflects the elimination of revenues and expenses associated with the spin-off of Centuri from the Company. Operations and maintenance includes $1.5 million, $1.0 million, and $1.0 million for the years ended December 31, 2022, 2021, and 2020, respectively, of corporate costs previously allocated to Centuri, which will remain with the Company.

(I) - Reflects estimated incremental transaction costs of $42.4 million included for the year ended December 31, 2020 on a pro forma basis related to the Centuri spin-off. These transaction costs are preliminary estimates. The final amounts and the resulting effect on the Company’s financial position may differ significant. These costs will not be expected to affect the Company’s statement of income beyond 12 months.

(J) - Reflects the estimated tax effects of the adjustments to the Company’s Statement of Income based on a blended federal and state tax rate of 23%. The income tax expense (benefit) was calculated based on the Company’s statutory rate in effect during the years ended December 31, 2022. Because the tax rates used for these Unaudited Pro Forma Combined Financial Information are an estimate, the blended rate will likely vary from the actual effective rate in periods subsequent to the Spin-off.

Note 3. MountainWest Adjustments

Unaudited Pro Forma Combined Balance Sheet Adjustments as of December 31, 2022

(C) - Reflects the proceeds from the sale of MountainWest.

(D) - Reflects a cash outflow for the partial Repayment of $1.075 billion on the $1.15 billion term loan, an adjustment to short-term debt for the removal of existing unamortized debt issuance cost of $2.4 million, and an adjustment to short-term debt for the partial repayment of $1.075 billion on the Company’s existing $1.15 billion term loan. The $1.15 billion term loan was partially repaid with proceeds received from the sale of MountainWest.

(E) - Reflects the removal of historical balances of assets and liabilities of MountainWest from the Company. Deferred income taxes and investment tax credits, net includes $18.7 million of deferred tax assets that will remain with the Company and not transfer to Williams as part of the Sale.

(F) - Reflects the reclass to Prepaids and other current assets for transaction costs, which will remain with the Company.

(G) - Reflects the estimated deferred tax asset associated with the net operating loss generated by the sale of MountainWest.

Unaudited Pro Forma Combined Statement of Income Adjustments for the Year Ended December 31, 2022

(K) - Reflects the elimination of the revenues and expenses associated with the sale of MountainWest. Operations and maintenance include $4.5 million of corporate costs previously allocated to MountainWest, which will remain with the Company.

(L) - Reflects a decrease of $2.9 million associated with the amortization of debt issuance costs for the partial Repayment of the Company’s existing $1.15 billion term loan.

(M) - Reflects a decrease in interest expense of $38.1 million associated with the partial Repayment of the $1.15 billion term loan.

(N) - Reflects the estimated tax effects of the adjustments to the Company’s Statement of Income based on a blended federal and state tax rate of 23%. The income tax expense (benefit) was calculated based on the Company’s statutory rate in effect during the year ended December 31, 2022. Because the tax rates used for these unaudited pro forma combined financial information are an estimate, the blended rate will likely vary from the actual effective rate in periods subsequent to the Sale and Repayment.